SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549




                                       FORM 8-K


                                    CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): December 28, 2004



                                       000-27763
                                (Commission file number)


                                 SITESTAR CORPORATION
               (Exact name of registrant as specified in its charter)



                   NEVADA                             88-0397234
      (State or other jurisdiction of    (I.R.S. Employer Identification No.)
      incorporation or organization)



                                 7109 Timberlake Road
                                  Lynchburg, VA 24502
                 (Address of principal executive offices) (Zip Code)


                                    (434) 239-4272
               (Registrant's telephone number, including area code)


                                     NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On December 28, 2004, Sitestar Corporation's ("Registrant") Board of Directors has made the decision to engage Bagell, Josephs & Company, as auditors for the Registrant.

Bagell, Josephs & Company has been engaged as the principal accountants to audit the Registrant's balance sheet as of December 31, 2004 and the related statements of operations, stockholders' equity and cash flows for the year then ended in accordance with auditing standards gennerally accepted in the United States of America. Bagell, Josephs & Company will also perform reviews of the unaudited condensed quarterly financial statements to be included in Form 10-QSBs for the quarters ending March 31, June 30, and September 30, 2005 and of the unaudited financial information for the quarter ending December 31, 2004 to be included in a note to the annual financial stataements to be included in Form 10-KSB.

Prior to making the decision to retain Bagell, Josephs & Company and during the period of time in which McLeod & Company were the independent auditors, the Registrant has had no relationship or consultations with Bagell, Josephs & Company or any of its members. No accounting matters were discussed with this new firm other than the scope of its engagement.


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)  Exhibits

The exhibits listed in the Exhibit Index filed as part of this report are filed as part of and are included in this report pursuant to Item 601 of Regulation S-B.


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 30, 2004


                                    SITESTAR CORPORATION



                                    By:  /s/ Frank Erhartic
                                         ------------------
                                    Name:  Frank Erhartic
                                    Title: President

                                  EXHIBIT  INDEX

Exhibit  No.               Description  of  Exhibit
-----------                ------------------------
16                         Letter  from  Bagell, Josephs & Company